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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2003


                            BANCINSURANCE CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          OHIO                           0-8738                   31-0790882
----------------------------        ----------------         ------------------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)


         250 EAST BROAD STREET, 10th FLOOR, COLUMBUS, OHIO     43215
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (614) 228-2800



                         Index to Exhibits is on Page 3.

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Item 7.   Financial Statements and Exhibits

          (a)  None required.

          (b)  None required.

          (c)  Exhibits.

               99   Press Release issued April 23, 2003

Item 9.   Regulation FD Disclosure (under Item 12)

          On April 23, 2003, Bancinsurance Corporation issued a press release reporting results of operations for the three months ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99. The information in
Exhibit 99 is being furnished, not filed, under Item 12 in this Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BANCINSURANCE CORPORATION


Date: April 24, 2003                  By: /s/ Si Sokol
                                         ---------------------------------------
                                         Si Sokol, Chairman and Chief Executive
                                         Officer



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                                INDEX TO EXHIBITS

Exhibit Number      Description
--------------      ------------

99                  Press Release issued April 23, 2003


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